UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 28, 2008

Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant’s telephone number, including area code
631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 8.01 Other Events - Exhibit 99.1 - Smithtown Bancorp Press Release dated November 28, 2008 announcing Bank of Smithtown Elects New Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP, INC

Dated: November 28, 2008	/s/ Bradley E. Rock
Bradley E. Rock, Chairman, President and
Chief Executive Officer

Dated: November 28, 2008	/s/ Anita M. Florek
Anita M. Florek, Executive Vice President,
Treasurer and Chief Financial Officer